PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to 240.14a-11(c) or sec. 240.14a-12

CORNERSTONE MINISTRIES INVESTMENTS, INC

 (Name of Registrant as Specified in its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________________________________________________

5) Total Fee Paid:

____________________________________________________________________________________________

[   ] Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

____________________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

____________________________________________________________________________________________

3) Filing Party:

____________________________________________________________________________________________

4) Date Filed:

____________________________________________________________________________________________

CORNERSTONE MINISTRIES INVESTMENTS, INC.

2450 Atlanta Highway, Suite 904

Cumming, Georgia 30040

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, JUNE 21, 2007

_____________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Cornerstone Ministries Investments, Inc., a Georgia corporation (the “Company”, “we” or “us”), will be held on Thursday, June 21, 2007 at 8:30 a.m., local time, at the Embassy Suites Hotel – Raleigh/Crabtree, 4700 Creedmoor Road, Raleigh, NC 27612 for the following purposes:

(1)

Elect Three Class II Directors and One Class III Director.  To elect three Class II directors to serve three-year terms expiring at the Company’s 2010 Annual Meeting of Shareholders and one Class III director to serve a one-year term expiring at the Company’s 2008 Annual Meeting of Shareholders.

(2)

Other Business.  To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 1, 2007 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.  A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated May 29, 2007.  Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy form in the accompanying postage-prepaid envelope as promptly as possible.  If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person.  Additionally, you may revoke the proxy by filing a subsequent proxy with the Company’s Secretary prior to or at the time of the Annual Meeting.

By Order of the Board of Directors,

Jack R. Wehmiller

President and CEO

Cumming, Georgia

May 29, 2007

CORNERSTONE MINISTRIES INVESTMENTS, INC.

2450 Atlanta Highway, Suite 904

Cumming, Georgia 30040

_____________________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2007

_____________________________

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Ministries Investments, Inc., a Georgia corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on Thursday, June 21, 2007 at 8:30 a.m., local time, at the Embassy Suites Hotel – Raleigh / Crabtree, 4700 Creedmoor Road, Raleigh, NC 27612 and at any and all adjournments or postponements thereof.

This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 29, 2007.  A copy of the Company’s Annual Report on Form 10-KSB preceded this Proxy Statement.

A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised.  A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting.  Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.  Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder’s directions if the proxy is duly executed and returned prior to the Annual Meeting.  If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted “FOR” the election of the director nominees recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.  Any written notice revoking a proxy should be sent to: Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention: Corporate Secretary.

The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company.  In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means.  The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s common stock, $0.01 par value (the “Common Stock”), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice.  Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

The Board of Directors of the Company has fixed the close of business on May 1, 2007, as the record date (“Record Date”) for determination of the Company’s shareholders entitled to notice of and to vote at the Annual Meeting.  At the close of business on such date, there were 899,155 shares of Common Stock outstanding and held by approximately 451 shareholders of record.  Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

Outstanding Common Stock of the Company
And Principal Holders Thereof

We are not aware of any person who beneficially owns more than 5% of our outstanding Common Stock.  The table below sets forth certain information regarding the Company’s Common Stock owned, as of May 1, 2007, by:

•

each director of the Company;

•

each nominee for director;

•

each individual identified in the summary compensation table below; and

•

all the Company directors, nominees and named executive officers as a group.

Except as otherwise indicated, the persons named in the tables below have sole voting and investment powers with respect to all shares shown as beneficially owned by them.  The information shown below is based upon information furnished by the named persons and based upon “beneficial ownership” concepts set forth in rules issued under the Securities Exchange Act of 1934.  Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security.  A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days.  More than one person may be deemed to be a beneficial owner of the same securities.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Common Stock Beneficially Owned
Ted Fox 10575 Big Canoe Jasper, GA 30143	6,083	*
Irving B. Wicker 132 Eswick Drive Prattville, AL 36067	7,803	*

Henry Darden 614 Beverly Dr Brandon, FL 33510	6,000	*
Jack Wehmiller 7034 George Barn Road Murrayville, GA 30564	1,789	*
Barbara I. Byrd 125 Ocee View Court Alpharetta, GA 30022	255	*
John M. Nix 3160 Golf Club Drive, N.W. Gainesville, GA 30501	0	*
Jayme Sickert 950 Landover Crossing Suwanee, GA 30024	912	*
Royce M. Cox 1980 Suncrest Drive Prattville, AL 36067	0	*
Cecil A. Brooks 10206 Big Canoe Jasper, GA 30143	808	*
John T. Ottinger 6020 Providence Lane Cumming, GA 30040	7,524	*
All directors and named executive officers as a group (10 Persons)	31,174	3.5%

•

less than one percent.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock.  Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.  Barbara Byrd, John Nix, Jayme Sickert and Royce Cox, each of whom became a director of the Company during 2006, filed late Form 3s, which are statements of initial beneficial ownership.  Glen Trematore, who became a director in June 2006 but resigned in September 2006, failed to file a Form 3.  Jack Wehmiller failed to file a Form 4 covering his purchase of 1,385 shares of common stock in January 2007.  This failure was discovered during the proxy preparation process.  The Company expects that the filing will be made in the near future.  Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all other filing requirements were complied with during 2006.

Proposal No. 1

Election of Three Class II Directors and One Class III Director

At the Annual Meeting three Class II directors will be elected each to serve for a three-year term of office and one Class III director will be elected to serve for a one-year term of office.

The Company’s Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible.  The directors in each class will hold office for staggered terms of three years each, after the initial terms of one year, two years and three years, respectively.  The term of Class II directors expires at the 2007 Annual Meeting.  The Board of Directors has set the number of the Class II directors at three and has nominated the following persons for Class II membership on the Board, and unanimously recommends a vote “FOR” the election of these persons:  John M. Nix, Jack R. Wehmiller and Irving B. Wicker.

Although the terms of Class III directors do not expire until 2008, Georgia law provides that the term of a director appointed to fill a vacancy on a staggered board will expire at the annual shareholders’ meeting following the appointment.  As a result, the Board of Directors is nominating Royce M. Cox, who was appointed as a Class III director during 2006, as a Class III director to serve for a term that expires at the 2008 Annual Meeting of Shareholders and upon the election and qualification of his successor.  The Board unanimously recommended a vote “FOR” the election of Mr. Cox as a Class III director.

All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein.  If no specification is made, the proxies will be voted for the election of the three Class II nominees and one Class III nominee listed above.  In the event that any nominee is unable to serve, which is not anticipated, the persons designated as proxies will cast votes for such other persons as they may select.  Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting at which a quorum is present.

The Board of Directors unanimously recommends a vote “FOR” the election of the four nominees listed above.

Board of Directors

The table and text below set forth certain information about each current director and each nominee for Class II and Class III director of the Company, including such individual’s age, position with the Company, and principal employment for the past five years.  The Board believes that the following directors and nominees are independent under Nasdaq Marketplace Rule 4200(a)(15), Ted Fox, Henry Darden, Irving B. Wicker, and John M. Nix.

Name	Age	Responsibility

Jack Wehmiller	60	Director, Chairman of the
		Board, President, CEO

Ted Fox	76	Director

Henry Darden	73	Director, Member of the
		Loan and Audit Committees

Irving B. Wicker	80	Director, Member of the
		Audit Committee

Barbara I. Byrd	54	Director, Secretary

John M. Nix	58	Director

Jayme Sickert	59	Director

Royce M. Cox	59	Nominee

Jack Wehmiller has served as President and CEO since November 2006 and as a director since May 2004.  In January 2004, he joined the staff of Cornerstone Capital Advisors, Inc. and in October 2006 became a direct employee of the Company.  His responsibilities include company management as well as broker-dealer relations.  Mr. Wehmiller was employed in the securities industry since 1971, with 17 years in retail brokerage and the balance in sales and marketing for a major mutual fund and variable annuity distributors.  From 1998 to 2000 he was regional vice president with ING Mutual Fund Management and ING Mutual Funds.  During 2001 and early 2002, he was an independent consultant and, from April 2002 through 2003, he formed and worked for Wellstone Securities LLC.  Mr. Wehmiller is an ordained deacon at the First Baptist Church of Gainesville, GA.  He attended the University of South Florida and the Southwest School of Municipal Finance.

Ted Fox has been a director since 1996, except for a period in 2003 in which he served as director of our former subsidiary, Wellstone Communities, Inc.  Since 1999 he has been an independent director.  Mr. Fox had a 24-year career with Law Engineering Company, retiring as Assistant Vice-President.  From 1993 to 1998, Mr. Fox was employed part-time with Cole, Henderson and Drake, Inc., an advertising agency in their finance department, maintaining their financial records.  Mr. Fox is a past Chairman of the Board of the National Association of Credit Managers.  He received a Bachelor of Business Administration degree in Management from Georgia State University.

Henry Darden has served as a director since 1992.  He received a Bachelor of Science degree in forestry management from the University of Georgia in 1955 and an AA in real estate from the City College of Chicago in 1970.  He is a Distinguished Graduate of the Industrial College of the Armed Forces.  Mr. Darden retired in 1982 as a Lieutenant Colonel with the United States Air Force.  Since then, he has been a self-employed financial and tax consultant.

Irving B. Wicker has served as a director since 1990.  He graduated from the University of Maryland in 1959 and received a Masters Degree from George Washington University in 1963.  He retired in 1969 as a Lieutenant Colonel in the United States Air Force.  Upon his retirement, Mr. Wicker entered the educational field as a high school and university teacher and designed BS and MS curriculums; became director of education and public relations at a large local medical facility; was founder and CEO of an agricultural supply business; was the Alabama police specialist and advisor to the Alabama Criminal Justice Academy.  Mr. Wicker had numerous articles published in professional journals; and was self-employed as a financial planner and real estate broker from 1969 until he retired in 2000.  He is an Elder Emeritus in a PCA church and presently an adult Sunday School teacher for over 42 years.

Barbara I. Byrd has served as executive assistant to both the CEO and CFO of the Company since February 2002.  Before joining the staff of Cornerstone Capital Advisors, Inc., Ms. Byrd’s prior experience includes thirteen years in administration, property management and accounting as well as fourteen years in commission-based sales.  She attended DeKalb Junior College and West Georgia College.  Ms. Byrd serves as the Company’s Secretary.  She is the first woman to serve on the Company’s Board of Directors.

John M. Nix, C.P.A. is a practicing Certified Public Accountant.  He has been managing partner of Bates, Carter & Co., a Gainesville, Georgia public accounting firm, since 1994.  John is a graduate of the University of Georgia with a Masters of Accountancy degree.  He is a past president of the Georgia Society of CPAs and currently is a member of the governing council of the American Institute of CPAs.  John has served on the board of several nonprofit organizations and has been a board member and consultant to numerous for profit businesses.  He is a founding member of the Center for Strategic Performance Management and is certified in the discipline.

Jayme Sickert has experience in the ministry, finance, insurance, and securities areas.  He holds both securities and insurance licenses.  His background includes serving as the Vice-President of Investor Services for Cornerstone Ministries in 2001 until 2005.  From January 2005 to October 2006 he served as President of Cornerstone Insurance Agency.  Since October 2006 he has served as National Sales Director of Cornerstone Capital Advisors.  Additionally, he operated a church bond financing company from 1996 through 2000.  Rev. Sickert was ordained in 1974 as a minister by the Presbyterian Church.  He successfully served four churches before being called to serve the denomination at its headquarters in Atlanta as the Director of Church Relations.  Rev. Sickert was honorably retired by his Presbytery in 2003.  He is a 1969 graduate of Covenant College in Lookout Mountain, Tennessee, where he met his wife of 37+ years.  He also received a Master of Divinity degree in 1974 from Covenant Theological Seminary in St. Louis, Missouri.

Royce M. Cox has served as a director since 2006.  He has been a registered real estate appraiser since 2004.  From 1987 to 2004, Mr. Cox was employed by Learning Labs, Inc. helping to develop and market automated manufacturing and robotics systems to colleges/universities and business/industry.  He has 31 years of experience in management and has also served in the U.S. Navy.  He received a Bachelor of Science degree from Berry College in 1973 and he is an ordained elder in the Presbyterian Church in America.

There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Code of Ethics

The Company has adopted a code of ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the code of ethics was attached as an exhibit to the Company’s Form 10-KSB filed with the SEC on March 28, 2006.

Committees and Meetings of the Board of Directors

The Company’s Board of Directors held ten meetings during 2006.  All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period.

The Company’s Board of Directors has only two standing committees:  the Loan and Investment Committee and the Audit Committee.  The Company does not have a standing nominating committee or a standing compensation committee.  Given its relatively small size, the Board of Directors believes that it can adequately perform the functions of a nominating committee and a compensation committee as a whole.  Therefore, all directors participate in this process.

The Loan and Investment committee consists of Messrs. Wehmiller and Darden.  It reviews and may approve loans and investments of up to $500,000 on behalf of the Board in accordance with the loan and investment policies as adopted and amended by the Board from time to time.  Any individual loans or investments in excess of $500,000 must be approved by the entire Board.

The Audit Committee consists of Messrs. Darden and Wicker.  Although it does not have a formal charter, the Audit Committee generally oversees and reviews the internal and independent audit function of the Company and reports the Committee’s findings and recommendations to the full Board.  The Board has determined that all members of the Audit Committee meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  The Board of Directors has also determined that none of the members of the Audit Committee satisfies all five criteria that are necessary for a person to qualify as an audit committee financial expert under SEC rules.  However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well qualified to perform the functions that are required as a member of the Audit Committee.  Therefore, the Board of Directors did not feel that it was necessary to seek a new member who would qualify as an audit committee financial expert, although it may do so in the future.  The Audit Committee met two times in 2006.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).  Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2006 with the Company’s management.

The Audit Committee has received the written disclosures and the letter from Berman Hopkins Wright and LaHam, CPAs, LLP required by Independence Standards board Standard No. 1.

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006.

The Audit Committee

/s/ Henry Darden

/s/ Irving B. Wicker

Consideration of Director Candidates

In evaluating potential nominees, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness.  A director candidate must also have sufficient time and energy to devote to the Company’s affairs and be free of conflicts of interest.  The Board of Directors will also consider the extent of the candidate’s business acumen and experience and such other factors as it deems appropriate in any given circumstance.  Other than these general guidelines and adherence to the Company’s bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process.  The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company’s shareholders.  The nominees identified in this Proxy Statement were recommended by the Company’s existing directors.

The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company’s bylaws.  Any such recommendations should be sent to the attention of the Company’s Secretary at the Company’s main address.

Shareholders Communications with the Board of Directors

The Company’s Board of Directors welcomes all communications from shareholders to the Board of Directors and/or management.  The Company suggests that any such communications should be sent to the Secretary at the Company’s main office, who will forward the communication to the appropriate director or group of directors.  Communications received by management will be discussed with the Chairman of the Board who is then responsible to exercise his discretion whether to present the communication to the full Board.  Each Board member who receives communications directly from security holders exercises his or her own discretion upon whether to present the communications to the Board of Directors.

The Company does not have a formal policy on director attendance at the Company’s annual meeting, however all directors are encouraged to attend.  All of our directors attended last year’s annual meeting.

Certain Relationships and Related Transactions

On July 1, 2003, we entered into a management and administrative services agreement with Cornerstone Capital Advisors, Inc. (“CCA”) for CCA to provide our administrative, management and executive services.  The agreement is for renewable one-year terms and may be terminated by either party upon 60 days’ written notice.  CCA is subject to the supervision of our Board of Directors.  At the time that this agreement was executed, two of our officers were also officers and directors of CCA.  Currently, one Company officer and two Company directors are employed by CCA.  We paid CCA $2,597,428 under this agreement in 2005 and $3,269,549 in 2006.

In December 2005, our two largest borrowers sold eight senior housing properties to Wellstone Retirement Communities I, LLC (“WRC”) which is also managed by CCA.  Two of our directors were also directors of CCA at the time of this transaction.  As a result of this transaction, we received $63,190,168 in loan and bond holdings principal and we immediately supplied subordinated financing of $37,901,607 at 9.5% interest and a two year maturity to WRC to purchase the property.  Approximately $10,151,000 in equity was contributed by unrelated accredited investors with the remaining $64,077,000 needed to purchase the properties supplied by third-party first mortgage financing.  WRC owed us $12,331,339 in loan principal as of December 31, 2006.  In January 2007, WRC refinanced its existing senior debt and paid off its loan to us in full.

During 2005 and 2006, eight loans were made to wholly or majority-owned subsidiaries of Cornerstone Group Holdings, Inc (“CGH”).  At the time that these loans were originated, two of our directors were also directors of CGH.  In 2006, both of our directors resigned from the board of CGH.  These eight loans were made at similar terms to those of our loans with independent third parties and were approved by all of our independent directors.  As of December 31, 2006, the principal outstanding on these eight loans was $8,348,236.  All of these loans accrue interest at 10% per annum and mature in 2007 or 2008.

In March 2006 we originated a loan with a maximum commitment of $950,000 to Castleberry Properties, LLC for the acquisition of land that will be developed into an office park.  CCA owns 50% of Castleberry Properties.  As of December 31, 2006, the loan principal outstanding was $850,701.  CCA contributed $172,000 in equity to Castleberry.  We paid CCA a loan origination fee of $24,000 in connection with this loan.

In September 2006, Jack Wehmiller (our President/CEO), John T. Ottinger (a former director and our CFO until March 31, 2007), Cecil Brooks (former President of CMI and CCA and current chairman of CCA’s parent company) and Robert Covington (President of CCA) each acquired an 18.75% ownership interest in Wellstone LLC, our largest borrower.  As of December 31, 2006, we have loans outstanding to eight projects owned by Wellstone LLC with total principal of $61,972,530 (41% of our loan portfolio).  Seven of the eight project loans were outstanding prior to September 2006 and one loan with an outstanding principal of $1,205,780 was added after Messrs. Wehmiller, Ottinger, Brooks and Covington acquired their ownership interests in Wellstone LLC.  All of the Wellstone LLC loans accrue interest at 10% and mature in either 2007 or 2008.  None of these loans are considered impaired or non-performing.  The projects owned by Wellstone LLC are all age-restricted or affordable “for-sale” housing projects.  Wellstone LLC has engaged Houlihan Lokey, a national consulting firm, to obtain additional capital investors and lenders so that they can refinance most or all of our debt.

All material affiliated transactions and loans are made or entered into on terms that we believe are no less favorable to us than those that can be obtained from unaffiliated third parties and must be approved by a majority of our independent directors who do not have an interest in the transactions and who were offered access, at our expense, to our lawyer or independent legal counsel.  We do not make loans to our officers or directors.

Summary Compensation Table

The table below provides information concerning the compensation earned by or paid to our executive officers for all services rendered during 2006.  Mr. Wehmiller was named co-president during 2006 and assumed the role of Chairman and Chief Executive Officer effective November 1, 2006 when Mr. Brooks resigned from these positions.  Mr. Ottinger resigned as Chief Financial Officer effective March 31, 2007.  All of the amounts in the table below other than $38,000 of Mr. Wehmiller’s salary and all of Mr. Wehmiller’s bonus represent amounts paid by CCA and included in CCA’s management fee in accordance with the management and administrative services agreement.  Beginning October 1, 2006, Mr. Wehmiller’s compensation began to be paid directly by us, so the amounts identified in the previous sentence represent amounts that were paid directly by us to Mr. Wehmiller after October 1, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jack Wehmiller	2006	150,000	59,000	-	-	-	-	-	209,000
President & CEO

Cecil A. Brooks	2006	200,000	59,000	-	-	-	-	-	259,000
President & CEO (through 11/1/06)

John T. Ottinger, Jr.	2006	150,000	59,000	-	-	-	-	-	209,000
CFO (through 3/31/07)

2006 Director Compensation

The following table provides information concerning the compensation of our directors for 2006.  Independent directors received $250 for each board or committee meeting they attended by phone and $500 for each board of committee meeting they attended in person.  The table omits Jack Wehmiller, Cecil A. Brooks and John T. Ottinger, Jr. since they also named executive officers, although they were not separately compensated for their services as a director.  Messrs. Brooks and Ottinger resigned from the board effective November 1, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Barbara I. Byrd	-	-	-	-	-	-	-

Royce M. Cox	1,250	-	-	-	-	-	1,250

Henry Darden	5,500	-	-	-	-	-	5,500

Theodore R. Fox	5,500	-	-	-	-	-	5,500

John M. Nix	5,000	-	-	-	-	-	5,000

Jayme Sickert	-	-	-	-	-	-	-

Irving B. Wicker	5,750	-	-	-	-	-	5,750

Glen Trematore*	-	-	-	-	-	-	-

* Mr. Trematore became a director in June 2006 and resigned effective September 6, 2006.

Information Regarding Our Independent Auditor

The Board of Directors engaged Berman Hopkins Wright & LaHam, CPA’s, and Associates, LLP (“Berman Hopkins”) as the auditors of the financial statements for the year ended December 31, 2006.  No member of Berman Hopkins has a financial interest in the Company.  All hours expended on the engagement to audit our financial statements were attributed to work performed by Berman Hopkins’s full-time permanent employees.   All of the services described below were approved by our audit committee and the Board of Directors.

Audit Fees - fees for services rendered in connection with the audit of our annual financial statements, the review of financial statements included in our Form 10-QSB’s and for services that are normally provided by the accountant in connection with statutory and regulatory filings were $70,413 and $52,571 for the years ended December 31, 2006 and 2005, respectively.

Tax Fees - fees for tax services, including preparation of our tax returns and tax-related matters, were $3,750 and $3,440 for the years ended December 31, 2006 and 2005, respectively.

All Other Fees - fees for the preparation and review of the financial sections of our Form SB-2 Registration Statements were $12,860 and $0 for the years ended December 31, 2006 and 2005, respectively.

Although it has no formal policies, the Audit Committee generally pre-approves any non-audit services to be performed by the Company’s independent auditor, provided that such services are not otherwise prohibited by law.

Other Matters

The Board of Directors knows of no other matters to be brought before the Annual Meeting.  However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

Voting Requirements

Under law and pursuant to our bylaws, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action.  For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

With regard to the proposal to elect three Class II directors and one Class III director, votes may be cast for or votes may be withheld from each nominee.  Directors will be elected by a plurality of votes cast by the shares voting at the meeting.  Although none are anticipated, all other matters that may properly come before the Annual Meeting would require the affirmative vote of a majority of the shares cast at the Annual Meeting.  Abstentions and broker non-votes will not be considered to be either affirmative or negative votes.

If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

Shareholder Proposals

Any shareholder proposal intended to be presented at the 2008 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than January 29, 2008.  Any such proposal must comply in all respects with the rules and regulations of the SEC.

For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the Company’s 2008 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company:  (i) receives notice of the proposal before the close of business on April 16, 2008, and advises shareholders in the 2008 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on April 16, 2008.  Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention:  Corporate Secretary.

Annual Report on Form 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB preceded this Proxy Statement.  Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction.  Such request should be directed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention:  Corporate Secretary.  If the person requesting the Form 10-KSB was not a shareholder of record on May 1, 2007, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

Available Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC.  Shareholders may inspect and copy such reports, proxy statements and other information at the Company’s main office located at 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040.

By Order of the Board of Directors

President and Chief Executive Officer

Cumming, Georgia

May 29, 2007

This Proxy is solicited on behalf of the Board of Directors

of

CORNERSTONE MINISTRIES INVESTMENTS, INC.

The undersigned shareholder(s) of Cornerstone Ministries Investments, Inc. a Georgia corporation, hereby appoints Jack R. Wehmiller and Barbara I. Byrd, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Shareholders of Cornerstone Ministries Investments, Inc., to be held on Thursday, June 21, 2007 at 8:30 a.m. at the Embassy Suites Hotel – Raleigh / Crabtree, 4700 Creedmoor Road, Raleigh, NC 27612, and at any adjournment or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1)

To elect three Class II directors to serve three-year terms until the Company’s 2010 Annual Meeting of Shareholders and until their successors are elected and qualified and to elect one Class III director to serve a one-year term until the Company’s 2008 Annual Meeting of Shareholders and until his successor is elected and qualified:

□

FOR all nominees listed below (except as indicated to the contrary below)

□

WITHHOLD authority to vote for all nominees

Class II Nominees:

John M. Nix, Jack R. Wehmiller and Irving B. Wicker

Class III Nominee:

Royce M. Cox

Instruction:

To withhold authority to vote for a nominee, write the nominee’s name in the following space: ____________________________.

(2)

To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

Please date and sign this Proxy exactly as name(s) appears on the mailing label.  Unless instructions to the contrary are indicated in the space provided, this Proxy will be voted “FOR” election of the nominees named herein.

NOTE:  When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such.  If a corporation or partnership, give full name of authorized officer.  In the case of joint tenants, each joint owner must sign.

Dated:_______________________________

X _________________________________________

X _________________________________________

Print Name(s):_______________________________

___________________________________________

□

I plan to attend the Annual Meeting

□

I do not plan to attend the Annual Meeting

Please fax us your proxy at 678-455-1112 and mail it in the enclosed envelope.